                                   EXHIBIT 24

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 25th day of March, 1994.



                                        /s/ T. MILTON HONEA

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 4th day of March, 1994.



                                        /s/ MICHAEL B. BRACY

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of March, 1994.



                                        /s/ JOE E. CHENOWETH

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 1994.



                                        /s/ O. HOLCOMBE CROSSWELL

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 1994.



                                        /s/ WALTER A. DeROECK

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 1994.



                                        /s/ DONALD H. FLANDERS

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 3rd day of March, 1994.



                                        /s/ JAMES H. FOGLEMAN

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 1994.



                                        /s/ JOHN P. GOVER

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 25th day of March, 1994.



                                        /s/ ROBERT C. HANNA

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 1994.



                                        /s/ MYRA JONES

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 8th day of March, 1994.



                                        /s/ SIDNEY MONCRIEF

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 2nd day of March, 1994.



                                        /s/ LARRY C. WALLACE

                               POWER OF ATTORNEY


         WHEREAS,   ARKLA, INC.,  a Delaware corporation, (the "Company")
intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1993 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 1st day of March, 1994.



                                        /s/ D. W. WEIR, SR.